The Phoenix Companies, Inc.
Investment Portfolio Supplement
As of March 31, 2010

Important disclosures
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-
looking statements include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us. They are not guarantees of future performance. Our actual business, financial condition and results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties, which include, among others: (i) unfavorable general economic developments including, but not limited to, specific related factors such as the performance of the debt and equity markets and changes in interest rates; (ii) the potential adverse affect of interest rate fluctuations on our business and results of operations; (iii) the effect of adverse capital and credit market conditions on our ability to meet our liquidity needs, our access to capital and our cost of capital; (iv) changes in our investment valuations based on changes in our valuation methodologies, estimations and assumptions; (v) the effect of guaranteed benefits within our products; (vi) potential exposure to unidentified or unanticipated risk that could adversely affect our businesses or result in losses; (vii) the consequences related to variations in the amount of our statutory capital due to factors beyond our control; (viii) the possibility that we not be successful in our efforts to implement a new business plan; (ix) the impact on our results of operations and financial condition of any required increase in our reserves for future policyholder benefits and claims if such reserves prove to be inadequate; (x) further downgrades in our debt or financial strength ratings; (xi) the possibility that mortality rates, persistency rates, funding levels or other factors may differ significantly from our assumptions used in pricing products; (xii) the possibility of losses due to defaults by others including, but not limited to, issuers of fixed income securities; (xiii) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (xiv) our ability to attract and retain key personnel in a competitive environment; (xv) our dependence on third parties to maintain critical business and administrative functions; (xvi) the strong competition we face in our business from banks, insurance companies and other financial services firms; (xvii) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’ ability to pay dividends is subject to regulatory restrictions; (xviii) the potential need to fund deficiencies in our closed block; (xix) tax developments that may affect us directly, or indirectly through the cost of, the demand for or profitability of our products or services; (xx) the possibility that the actions and initiatives of the U.S. Government, including those that we elect to participate in, may not improve adverse economic and market conditions generally or our business, financial condition and results of operations specifically; (xxi) legislative or regulatory developments; (xxii) regulatory or legal actions; (xxiii) potential future material losses from our discontinued reinsurance business; (xxiv) changes in accounting standards; (xxv) the potential impact of a material weakness in our internal control over financial reporting on the accuracy of our reported financial results, investor confidence and our stock price;(xxvi) the risks related to a man-made or natural disaster; (xxvii) risks related to changing climate conditions; and
(xxviii) other risks and uncertainties described herein or in any of our filings with the SEC.
This information is provided as of March 31, 2010. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this presentation, such statements or disclosures will be deemed to modify or supersede such statements in this presentation.

Page(s)
Table of contents
Summary           4
Invested Assets     5
Historical Portfolio Ratings        6 - 7
Bond Portfolio       8
Financial Sector Holdings         9
Structured Securities Portfolio    10
Realized Credit Impairment Losses  11
Unrealized Losses      12
Commercial Mortgage-Backed Securities (CMBS)  13 - 15
Residential Mortgage-Backed Securities (RMBS)   16 - 23
Collateralized Debt Obligations (CDO) Holdings      24
Appendix:        25 - 28
Phoenix Life Insurance Company (PLIC) Closed Block

As of March 31, 2010
Summary
> General account investment portfolio is well diversified and liquid; managed by a team with a successful track record of investing over a variety of market cycles, following a disciplined monitoring process
> Approximately 90% of bond investments are investment grade. Emphasis is on liquidity with 71% of bonds invested in public securities
> Strict limits on individual financial exposures that mitigate loss potential to any one particular entity; as a result, there is limited exposure to the financial institutions that have been in the news
> Net unrealized losses improved by $1.3 billion during 2009 and by $255 million in 1Q 2010.
> Residential mortgage-backed securities (RMBS) exposure is high quality and diversified. Exposure is concentrated in agency and prime-rated securities with only 2.5% of invested assets in Alt-A and subprime investments
> Commercial mortgage exposure is in highly rated commercial mortgage-backed securities with minimal direct loan or real estate holdings
> No subprime collateralized debt obligations (CDO) exposure. CDO holdings are backed by bank loans, investment grade bonds and commercial mortgage-backed securities
> No credit default swap (CDS) exposure

Bonds $10,603
75%
Policy Loans $2,341
17%
 Cash & Cash Equivalents    $122 1%
 Venture Capital $200  1%
 Stock $318  2%
 Mortgages & Real Estate   $39   0%
 Other Invested Assets      $497   4%
Invested Assets: $14.1 Billion
$ in millions
Market value as of March 31, 2010
Portfolio comprised
primarily of fixed income securities

Percentages based on GAAP Value
As of March 31, 2010
	1Q09	2Q09	3Q09	4Q09	1Q10
Investment Grade Bonds	89.8%	89.5%	88.6%	89.2%	89.9%
Below Investment Grade (BIG) Bonds	10.2	10.5	11.4	10.8	10.1
Percentage of BIG in NAIC 3	58.0	58.0	51.7	57.9	53.8
Percentage of BIG in NAIC 4-6	42.0	42.0	48.3	42.1	46.2
Corporate
Investment Grade	88.9	89.6	89.3	89.6	90.3
Below Investment Grade	11.1	10.4	10.7	10.4	9.7
Structured
Investment Grade	91.8	89.5	87.2	88.6	89.6
Below Investment Grade	8.2	10.5	12.8	11.4	10.4
High quality portfolio

26%
37%
11%
35%
50%
47%
37%
58%
31%
38%
63%
38%
Aaa/AAA
Aa/AA
A/A
Baa/BBB
Moody's
S & P
Phoenix

> An extraordinary amount of investment grade paper has been downgraded
> 88.2% of the Phoenix ABS, RMBS, and CMBS portfolio are Aaa/AAA and Aa/AA on a market value basis
> The Phoenix portfolio continues to perform extremely well versus the broader market
12 Month Ratings Transition Data - % of ABS, CMBS, RMBS Downgraded
Based on # of issues
Source: Moody’s March 2010 Structured Rating Transitions, S&P Structured Finance Rating Transition as of March 31, 2010
ABS = Asset-Backed Securities
Rating downgrades
of structured securities

U.S. Corporates
53%
Foreign Corporates
9%
ABS 7%
 Emerging Markets
5%
$ in millions
Market value as of March 31, 2010
1Includes $202.5 million of Home Equity Asset Backed Securities also included in the RMBS exhibits
2 Includes $32.6 million of CMBS CDO’s also included in the CMBS exhibits
Below Investment Grade (BIG) Bonds
by Sector
RMBS
5%
Bond Portfolio
March 31, 2010	Market Value	% of Total
Industrials	$2,351	22.2%
Residential MBS1	2,066	19.5
Foreign Corporates	1,574	14.8
Financials	1,491	14.1
Commercial MBS	1,021	9.6
U.S. Treasuries / Agencies	748	7.0
Utilities	483	4.6
Asset Backed Securities	333	3.1
CBO/CDO/CLO2	263	2.5
Taxable Municipals	166	1.6
Emerging Markets	107	1.0
Total	$10,603	100.0%
Bonds by Rating
NAIC 1
57.8%
NAIC 2
32.1%
NAIC 3 & Lower
(BIG)
10.1%
CDO/CLO
20%
CMBS 1%
Bond portfolio diversified by sector

Sector	Book Value	Market Value	% General Account	% in Closed Block
Bank	$434.0	$406.6	2.9%	67.3%
Broker-Dealer	96.4	96.1	0.7	51.1
Commercial Finance	63.5	62.6	0.5	49.7
Consumer Finance	49.1	49.2	0.5	72.3
Diversified Financial	290.8	226.2	1.6	53.6
Insurance	362.9	364.8	2.6	63.5
Leasing/Rental	79.6	86.7	0.6	61.5
REITS	194.9	198.6	1.4	59.9
Project Finance	0.5	0.5	-	-
Total	$1,571.7	$1,491.3	10.8%	61.3%
$ in millions
As of March 31, 2010
Percentages based on market value
Diverse financial sector holdings

AAA
72.2%
B or less - 6.7%
BBB - 5.9%
AA - 5.6%
A - 5.8%
BB - 3.8%
$ in millions
Quality rating breakdown based on NAIC ratings
Market value as of March 31, 2010
1 Includes $32.6 million of CMBS CDOs
Structured Securities Portfolio
As of March 31, 2010	Market Value	% of Total
Residential MBS	$ 1,863.9	50.6%
Commercial MBS	1020.7	27.7
CBO/CDO/CLO1	262.8	7.2
Home Equity	202.5	5.5
Other ABS	192.7	5.2
Auto Loans	65.6	1.8
Manufactured Housing	49.1	1.3
Aircraft Equipment Trust	25.7	0.7
Total	$3,683.0	100.0%
High quality
structured securities portfolio
> Structured portfolio is approximately 90% investment grade
> RMBS (50.6%) and CMBS (27.7%) dominate the structured portfolio

Moderation in credit impairments
GAAP Credit Impairments
	4Q081	1Q09	2Q09	3Q09	4Q09	1Q10
Prime RMBS	$1.7	$1.2	$0.4	$1.3	$0.6	$0.7
Alt-A RMBS	8.2	3.6	1.6	2.1	6.6	4.6
Subprime RMBS	17.5	0.7	5.4	-	0.2	0.1
CLO/CDO	19.0	2.6	7.1	6.0	3.8	5.5
CMBS	1.7	-	-	-	1.5	1.4
Corporate	75.7	19.5	4.6	0.9	15.0	1.9
Other ABS/MBS	5.7	3.8	-	-	4.5	-
Total Debt	$129.5	$31.4	$19.1	$10.3	$32.2	$14.2
Schedule BA	7.2	6.9	1.8	1.1	0.4	-
Equity	1.0	-	-	3.5	1.7	0.3
Total Credit Impairments	$137.7	$38.3	$20.9	$14.9	$34.3	$14.5
$ in millions
As of March 31, 2010
1 Based on pre FSP FAS 115-2 guidance

$ in millions
1 All Other - Corporates, RMBS Agency, Other ABS, Foreign, US Government
	December 31, 2009	March 31, 2010	Improvement
RMBS Prime	$(74.1)	(62.6)	$11.5
Subprime/Alt-A	(105.1)	(86.6)	18.5
CDO/CLO	(89.6)	(77.2)	12.4
CMBS	(49.8)	(18.0)	31.8
Financial	(144.3)	(80.4)	63.9
All Other High Yield	(41.7)	(5.0)	36.7
All Other1	179.6	260.2	80.6
Total	$(325.0)	(69.6)	$255.4
Significantly improved
net unrealized loss position

	Market1	Phoenix
Weighted average credit enhancement	27%	27%
Weighted average credit enhancement (U.S. Treasury defeasance adjusted)	28%	33%
Interest Only (I/O) loans	67%	31%
Weighted average coupon	5.85%	6.61%
Weighted average LTV	73%	74%
Weighted average loan age	54 months	87 months
As of March 31, 2010
1Sources: Barclays CMBS Index, Trepp
Well constructed CMBS portfolio
Phoenix CMBS Portfolio
> High levels of credit enhancement
> Excellent credit characteristics vs.
 market
> Avoided 2006 and 2007 aggressive
 underwriting

Vintage	4Q09
2007	14.7%
2006	12.2
2005	8.4
2004	4.4
2003 and prior	3.5
Phoenix CMBS
Stress Test Results
Source: Moody’s Outlook for US CRE/CMBS, TREPP November 23, 2009
1 Coverage = Credit Enhancement/Deal Stress Loss
> 69% of the Phoenix CMBS portfolio can withstand >4.0x Moody’s stress loss estimates
> PNX Portfolio Weighted Average Credit Enhancement is 27%
> PNX Portfolio Weighted Average Loss Estimate is 5.2%
PNX Conduit/Fusion Portfolio Weighted Average Coverage1 5.2x
Stress Loss Coverage1
≥ 4.0x	69%
≤ 4.0x	31%
≤ 2.0x	4.0%
≤ 1.0x	0.4%

Phoenix CMBS portfolio stress testing
Moody’s Stress Loss Forecasts
(Conduit/Fusion)

$900
$600
$300
$0
2010
2009
2008
2007
2006
2005 & Prior
AAA
AA
A
BBB
BB and Below

	Year of Issue							
	2010	2009	2008	2007	2006	2005 & Prior	Total	% by Rating
AAA	-	11.6	$ -	45.7	71.0	$ 730.9	$ 859.2	81.6%
AA	-	-	-	8.8	8.9	$ 59.3	$ 77.0	7.3%
A	5.2	-	-	14.2	3.0	$ 63.3	$ 85.7	8.1%
BBB	-	-	-	4.3	2.5	$ 12.9	$ 19.7	1.9%
BB and Below	-	-	-	0.9	-	$ 10.8	$ 11.7	1.1%
Total	$ 5.2	$ 11.6	$ -	$ 73.9	$ 85.4	$ 877.2	$ 1,053.3

Market value as of March 31, 2010
Percentages based on market value
$ in millions
Highly rated, seasoned
CMBS portfolio
> $1.1 billion in market value
> $150 million or 14% Government
 guaranteed
> 82% AAA and 3% BBB or below
> 83% 2005 and prior origination
> Only 3% in CMBS CDO’s

High quality, diversified RMBS portfolio
$ in millions
Market value as of March 31, 2010
Does not incorporate re-rating of RMBS securities by PIMCO
Rating	Book Value	Market Value	% General Account	AAA	AA	A	BBB	BB & Below
Agency	$1,192.9	$1,227.8	8.8%	100.0%	-	-	-	-
Prime	563.0	500.4	3.6%	64.0%	12.4%	4.1%	5.9%	13.6%
Alt-A	238.7	188.6	1.4%	29.3%	22.0%	1.8%	9.1%	37.8%
Subprime	186.1	149.6	1.1%	64.0%	7.5%	0.7%	11.4%	16.4%
Total	$2,180.7	$2,066.4	14.9%	82.2%	5.6%	1.2%	3.1%	7.9%

	% of General Account	% Rated AAA & AA	% of Portfolio Originated in 2005 & Prior	% of Portfolio Backed by Fixed Rate Collateral	% of Market Backed by Fixed Rate Collateral
Non-Agency Prime	3.6%	76.4%	83.1%	92.0%	47.3%
Alt-A	1.4	51.3	68.3	100.0	34.3
Subprime	1.1	71.5	64.9	88.0	30.0
Market value as of March 31, 2010
Source: JP Morgan MBS Research, Bank of America/Merrill Lynch Credit Round-up
Does not incorporate re-rating of RMBS securities by PIMCO

Well constructed RMBS portfolio

46.5%
29.5%
21.4%
17.4%
11.5%
5.4%
Non-Agency Prime
Alt-A
Subprime
Market
Phoenix

RMBS delinquencies
better than market
Market value as of March 31, 2010
Source: JP Morgan MBS Research 60+ day

PHOENIX

$400
$300
$200
$100
$0
2007
2006
2005
2004 & Prior
AAA
AA
A
BBB
BB and Below

		Year of Issue									
		2007		2006		2005		2004 & Prior		Total	% by Rating
AAA	$	-		8.3	$	30.6		281.4		320.3	64.0%
AA	$	2.6		9.3	$	8.1		42.1		62.1	12.4%
A	$	-		5.2	$	15.1		0.3		20.6	4.1%
BBB	$	-		11.4	$	15.5		2.5		29.4	5.9%
BB and Below	$	12.1		35.9	$	15.8		4.2		68.0	13.6%
Total	$	14.7	$	70.1	$	85.1	$	330.5	$	500.4	
% Year of Issue		2.9%		14.0%		17.0%		66.1%

$ in millions
As of March 31, 2010
Does not incorporate re-rating of RMBS securities by PIMCO
High quality, seasoned
non-agency prime RMBS holdings
> $500.4 million market value
> 76.4% AAA and AA rated
> 83.1% 2005 and prior origination
> 92% fixed rate

As of March 31, 2010
Source: JP Morgan MBS Research - March 2010, Bloomberg
Market Phoenix
Weighted average credit enhancement 4.83% 10.2%
Weighted average 60+ day delinquent loan 11.5% 5.4%
Phoenix prime portfolio loss coverage: using 40% loss severity 1.05x 4.7x
Well constructed
non-agency prime RMBS portfolio

$100
$80
$60
$40
$20
$0
2007
2006
2005
2004 & Prior
AAA
AA
A
BBB
BB and Below

	Year of Issue									
		2007		2006		2005		2004 & Prior		Total	% by Rating
AAA	$	-	$	-	$	12.3	$	42.9	$	55.2	29.3%
AA	$	-	$	35.5	$	-	$	6.0	$	41.5	22.0%
A	$	-	$	-	$	-	$	3.4	$	3.4	1.8%
BBB	$	-	$	-	$	-	$	17.2	$	17.2	9.1%
BB and Below	$	2.9	$	21.4	$	38.7	$	8.3	$	71.3	37.8%
Total	$	2.9	$	56.9	$	51.0	$	77.8	$	188.6	
% Year of Issue		1.5%		30.2%		27.0%		41.3%

$ in millions
Market value as of March 31, 2010
Does not incorporate re-rating of RMBS securities by PIMCO
Seasoned
non-agency Alt-A RMBS holdings
> $188.6 million market value
> 51.3% AAA or AA rated
> 68.3% 2005 and prior originations

As of March 31, 2010
Sources: JP Morgan MBS Research - April 2010
Bank of America/Merrill Lynch - April 2010
Option ARM 32% -
Alt-A ARM 34% -
Alt-A Fixed 34% 100%
60+ Delinquent 29.5% 17.4%
Alt-A Market Phoenix
Fixed-rate non-agency Alt-A RMBS
portfolio

$75
$60
$45
$30
$15
$0
2010
2007
2006
2005
2004 & Prior
AAA AA A BBB BB and Below

	Year of Issue 2010	2007	2006	2005	2004 & Prior	Total	% by Rating
AAA	$ 5.0	$ 12.7	$ 3.3	$ 31.5	$ 43.3	$ 95.8	64.0%
AA	$ -	2.8	-	4.8	3.6	$ 11.2	7.5%
A	$ -	-	-	1.0	-	$ 1.0	0.7%
BBB	$ -	4.9	2.0	4.0	6.1	$ 17.0	11.4%
BB and Below	$ -	13.1	8.8	2.3	0.4	$ 24.6	16.4%
Total	$ 5.0	$ 33.5	$ 14.1	$ 43.6	$ 53.4	$ 149.6	
% Year of Issue	3.3%	22.4%	9.4%	29.2%	35.7%

$ in millions
Market value as of March 31, 2010
Source: JP Morgan MBS Research April 2010
Does not incorporate re-rating of RMBS securities by PIMCO
High quality
non-agency subprime RMBS portfolio
> $149.6 million market value
> 71.5% rated AAA or AA
> Phoenix 60+ day delinquent
 21.4% vs. 46.5% for the subprime
 market
> Phoenix weighted average credit
 support is 40.1%

Diversified CDO holdings
$ in millions
As of March 31, 2010
Percentages based on market value
No affiliated CDO holdings as of March 31, 2010
Collateral	Book Value	Market Value	% General Account	AAA	AA	A	BBB	BB & Below
Bank Loans	$254.4	$207.1	1.5%	-	3.1%	7.9%	26.5%	62.5%
Inv Grade Debt	26.7	23.1	0.2%	-	18.0%	-	13.3%	68.7%
CMBS	58.9	32.6	0.2%	29.7%	46.0%	6.4%	16.7%	1.2%
Total	$340.0	$262.8	1.9%	3.7%	9.8%	7.0%	24.1%	55.4%

Appendix

Bonds $6,371
79%
Policy Loans $1,380
17%
 Cash & Cash Equivalents   $25     0%
 Venture Capital  $191    2%
 Stock $10 0%
 Mortgages & Real Estate   $6  0%
 Other Invested Assets      $142  2%
Invested Assets: $8.1 Billion
$ in millions
Market value as of March 31, 2010
PLIC Closed Block investments
primarily fixed income

Percentages based on GAAP Value
As of March 31, 2010
	1Q09	2Q09	3Q09	4Q09	1Q 2010
Investment Grade Bonds	92.3%	91.7%	90.9%	91.6%	92.0%
Below Investment Grade (BIG) Bonds	7.7	8.3	9.1	8.4	8.0%
Percentage of BIG in NAIC 3	61.2	62.7	60.7	64.3	62.1
Percentage of BIG in NAIC 4-6	38.8	37.3	39.3	35.7	37.9
Public Bonds	67.1	67.8	67.7	67.4	68.2
Private Bonds	32.9	32.2	32.3	32.6	31.8
PLIC Closed Block
portfolio high quality

U.S. Corporates
54%
Foreign Corporates
11%
ABS - 6%
 Emerging Markets
8%
$ in millions
Market value as of March 31, 2010
1 Includes $22.6 million of Home Equity Asset Backed Securities
Below Investment Grade Bonds
Bond Portfolio Phoenix Closed Block
As of March 31, 2010
Industrials	$1,598	25.1%
Residential MBS1	1,059	16.6%
Foreign Corporates	980	15.4%
Financials	914	14.3%
Commercial MBS	688	10.8%
Utilities	336	5.3%
U.S. Treasuries / Agencies	381	6.0%
Taxable Municipals	124	1.9%
Asset Backed Securities	107	1.7%
CBO/CDO/CLO’s	104	1.6%
Emerging Markets	80	1.3%
Total	$6,371	100.0%
Bonds by Rating
NAIC 1
58.2%
NAIC 2
33.8%
NAIC 3 & Lower
8.0%
RMBS
5%
CLO/CDO
15%
CMBS - 1%
PLIC Closed Block
portfolio diversified